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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                          ____________________________




                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                       (Date of earliest event reported)
                                  May 14, 1996




                                  AVIALL, INC.
             (Exact name of Registrant as specified in its charter)



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

                   DELAWARE                             1-12380                              65-0433083
           (State of incorporation)             (Commission File Number)                  (I.R.S. Employer
                                                                                        Identification No.)


             2055 DIPLOMAT DRIVE
                DALLAS, TEXAS                                                                  75234
   (Address of principal executive offices)                                                  (Zip Code)
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                                 (214) 956-5000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     As previously reported in its Current Report on Form 8-K, dated April 19, 1996, Aviall, Inc. ("Aviall") and its wholly owned subsidiary, Aviall Services, Inc. ("Aviall Services") have entered into an Agreement of Purchase and Sale, dated April 19, 1996 (the "Greenwich Agreement"), with Greenwich Air Services, Inc. ("Greenwich") and its wholly owned subsidiary, GASI Engine Services Corporation ("GASI"), pursuant to which (i) Aviall Services will sell to GASI the assets associated with its commercial aircraft engine repair and overhaul businesses in Dallas and Ft. Worth, Texas and its component repair services business in McAllen, Texas, and (ii) Aviall will sell to GASI all of the stock of its wholly owned subsidiary, Aviall Limited, which is located in Prestwick, Scotland. Closing of the sale is subject to certain conditions, including completion of debt and equity financing by Greenwich. Subject to the satisfaction of such conditions, the sale is expected to be completed in 1996.

     In connection with this proposed sale, Aviall caused to be prepared (i) unaudited combined financial statements of Aviall's commercial engine services business at March 31, 1996 and for the three-month periods ended March 31, 1995 and 1996 (the "Unaudited Engine Services Financial Statements") and (ii) audited consolidated financial statements of Aviall Limited at and for the years ended November 30, 1994 and 1995 (the "Aviall Limited Audited Financial Statements"). Aviall has provided these financial statements to Greenwich as well as audited combined financial statements for Aviall's engine services business at December 31, 1994 and 1995 and for each of the years in the three-year period ended December 31, 1995. A copy of the audited financial statements for the commercial engine services business were filed as an exhibit to Aviall's Current Report on Form 8-K, dated April 19, 1996. Copies of the Unaudited Engine Services Financial Statements and the Aviall Limited Audited Financial Statements have been filed as exhibits to this report and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)         Exhibits

          2.1 -- Agreement of Purchase and Sale among Aviall, Aviall Services, GASI and Greenwich, dated April 19, 1996, incorporated herein by reference to Aviall's Current Report on Form 8-K, dated April 19, 1996. (In accordance with Item 601 of Regulation S-K, this copy of the Greenwich Agreement does not include the schedules or exhibits thereto, which schedules and exhibits are listed in the table of contents to the Greenwich Agreement. Aviall agrees to furnish supplementally to the Securities and Exchange Commission a copy of such schedules and exhibits.)

         23.1 -- Consent of Price Waterhouse.

         99.1 -- Unaudited Combined Financial Statements of the Aviall, Inc. Engine Services Division.

         99.2 -- Consolidated Financial Statements of Aviall Limited.





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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AVIALL, INC.



                                        By:         /s/ Jacqueline K. Collier
                                            -----------------------------------
                                            Jacqueline K. Collier
                                            Vice President and Controller



May 14, 1996





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                                 EXHIBIT INDEX


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
Exhibit No.                    Exhibit Description
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

   2.1 --        Agreement of Purchase and Sale among Aviall, Aviall Services, GASI and Greenwich, dated April 19, 1996, incorporated herein by reference to Aviall's Current Report on Form 8-K, dated April 19, 1996. (In accordance with Item 601 of Regulation S-K, this copy of the Greenwich Agreement does not include the schedules or exhibits thereto, which schedules and exhibits are listed in the table of contents to the
                 Greenwich Agreement.  Aviall agrees to furnish supplementally to the Securities and Exchange Commission a copy of such schedules and exhibits.)

  23.1 --        Consent of Price Waterhouse.

  99.1 --        Unaudited Combined Financial Statements of the Aviall, Inc. Engine Services Division.

  99.2 --        Consolidated Financial Statements of Aviall Limited.
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